Exhibit 99.1

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our recently-completed acquisition of American
Physicians Service Group (NASDAQ: AMPH) as Forward Looking Statements and direct your attention to recent filings on Forms 10K and 10Q for a discussion of risk factors pertaining to this transaction and subsequent integration into ProAssurance.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

  Specialty writer of professional liability insurance, primarily Medical Professional Liability (MPL)
  Market Cap : ~$2.1 billion
  Total Assets: $4.9 billion
  Shareholders’ Equity: $2.0 billion
  Annualized dividend yield is 1.4%-first dividend to be paid October 13, 2011
  Founded in 1975 / Demutualized to a public company in 1991
ProAssurance: Corporate Profile
Historical Book Value Per Share
Inception to 6/30/11
CAGR: 16%
Cumulative:1653%
10 Year Summary (2001 -2010)
CAGR: 15%
Cumulative: 297%
Historical Stock Price (to 8/31/11)
Inception to 8/31/11
CAGR: 14%
Cumulative:1287%
10 Year Summary (2001 -2010)
CAGR: 14%
Cumulative: 263%
Consistently Successful Throughout the Insurance Cycle

ProAssurance: Business Profile
  Largest independent publicly traded writer of MPL insurance
  Fourth largest overall writer
  Top 20 writers have just 65% of the market
  More than 100 writers with some share of the market
  Majority of companies are mutual or similar
  Few operate in more than two or three states

DPW: SNL & Highline Data 2010

ProAssurance: Geographic Profile
  Writing across the United States, ProAssurance has broad geographic diversification
  Each state presents unique medical and legal challenges
  Regional structure provides the local knowledge that differentiates ProAssurance

Corporate Headquarters
Corporate Headquarters
Claims / Underwriting Offices
Claims / Underwriting Offices
(Birmingham)
Market Share: Six-Ten1
Market Share: Six-Ten1
ProAssurance Footprint
June 30, 2011
1  DPW: SNL & Highline Data 2010

  ProForma ProAssurance and American Physicians

ProAssurance: Risk and Distribution Profile
  We insure a broad range of healthcare risks, from home health providers to large hospitals
  Focus on individual physicians and physician groups
  Rated “A” by A.M. Best and Fitch

Premium & Policyholder Data is YTD, June 30, 2010
Subject to Rounding
YTD 2011 Policyholders: ~71,000
2011 YTD Premium: $276 million

M & A Update: ProAssurance & American Physicians
  Financial Highlights
  Expected to be modestly accretive to earnings in 2011, after one-time charges and restructuring costs

  Insurance Highlights
  We are now the second leading writer in Texas
  Adds high quality premium and
 ~6,700 well-underwritten policyholders
 in a challenging market

 Texas Highlights
  Stable, constitutional Tort Reform
  Generally attractive legal environment
  One of the fastest growing medical populations
  Strong, resilient economy
  APS headquarters becomes our Texas regional office

  We are skilled at finding M & A opportunities, conducting in-depth due diligence and integrating resulting acquisitions
2009: Consolidation of:
 Mid-Continent General Agency
2009: Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
We Expect to Continue Growing Through M & A

1994: Consolidation of:
 West Virginia Hosp. Ins Co.
1994: Consolidation of:
 West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970s
Founding in the 1970s
1999: Assumed business of:
 Medical Defense Associates (MO)
1999: Assumed business of:
 Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006: Consolidation of:
 PIC Wisconsin Group
2006: Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition
Completed
11/30/10

The Case for Growing Through M & A
  Legal and regulatory environment must be favorable
  Not all M & A opportunities should be pursued
  The key is understanding why companies are available
  We don’t “bet the farm” and can acquire without “breaking the bank”
  We prefer “healthcare centric” but look for closely related liability lines to leverage expertise
 (attorneys E & O for example)
  Our strategy adapts to the available opportunities for profitable growth
 De Novo vs.  Acquisition
Soft Market
Hard Market
M & A
de novo
Expansion
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M & A and the Insurance Cycle

Strategy & Operations: Differentiation is the Key

Medical Professional Liability Stands Apart
  Long-tail vs short tail
  Prolonged period of “benign profitability”
  Premiums remain well above levels of year 2000
  No large commercial competitors have entered
 the market in a meaningful manner
  Significant barriers to entry in underwriting and
 claims handling
  No “cat” exposure
  Significant policyholder retention

Current Industry Status
  We are in a period of “benign profitability”
  Prices have been falling yet profitability remains at attractive levels
  We have seen no new large scale market entry from larger commercial competitors
  Some consolidation among “mid-decade” start-ups
  Start-up pricing advantage has vanished in current market conditions

Differentiate Through Claims Defense
  Our deep expertise in claims defense has always set us apart
  Our financial strength gives our insureds the opportunity for an uncompromising defense of their claim
  Our successful approach to claims establishes a unique competitive advantage
  Differentiates our product
  Provides long-term financial and marketing advantages
  A significant factor in our high retention rate
  Helps deter future lawsuits
  Our insureds increasingly value reputational defense as claims data becomes public

ProAssurance: 82% Favorable Outcomes
Industry: 73% Favorable Outcomes
Source: The PIAA
Five Year Average
2005-2009

The Ohio Example: 2005 - 2009 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches

www.insurance.ohio.gov/Legal/Reports/Documents/2009ClosedClaimReport.pdf
Fewer Claims Closed With Indemnity
More Claims Defended in Court
2.5x Lower Average Indemnity Payment per Closed Claim

Malpractice Made Public
  Malpractice judgments/settlements now
 disclosed in 26 states
  Disciplinary actions
 now disclosed in
 all states
Board / Discipline / Med-Mal
Med-Mal disclosure
legislation proposed
P
Source: Federation of State Medical Boards National Clearinghouse and
 ProAssurance research

ProAssurance Claims Tried to a Verdict
New Claims Opened Each Year
Claims Trends Remain Favorable
  With frequency down compared to mid-decade the result is fewer cases to try
  Severity trends steady and manageable
  Trends are much the same in states with or without Tort Reform

Loss Trends and Rate Actions
  Rates on renewing physician business down less than 14% from peak pricing in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed a steady, manageable rise in severity of ~4% per year
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) in 2011 will likely be low-to-mid single digits
  Despite competitors’ concessions on pricing and terms, we are retaining existing business and writing some new business that meets our long-term profitability goals

Physician Rate Change History1
Premium Retention History
1Excludes PICA for clarity of historical comparison

  We enforce stringent underwriting standards to maintain rate structure and enhance profitability
  Underwriting process driven by individual risk selection and assessment of loss history, areas of practice, and location
  Rate filings consider the results of the past five to seven years to ensure a single year does not unduly influence results
Demonstrated Underwriting Performance
ProAssurance Average: 93.8% Industry Average: 107.4%
Source: A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business

Conservative Approach to Reserves
  No change in the historic reserving practices that have produced favorable net reserve development in each of the last eight years
  Conservative reserve strategy provides protection against a loss trend reversal
  Reviewed at least quarterly by internal actuarial staff
  Regular outside reviews
  Independent consulting actuaries (Towers Watson) conduct full review twice per year
  Actuaries associated with independent auditor (E&Y) review once per year
Net Favorable Reserve Development
Net Reserve per Open MPL Claim1
1 Statutory basis; Loss & LAE

  Acquired company data included at end of acquiring year

Tort Reform Resurfaces
  Federal Tort Reform has reappeared in Washington
  Lots of smoke, so far no fire in Washington
  Resurfaced during President Obama’s State of the Union Speech
  Multiple bills being pushed by Republicans in the House, at least on bill introduced in the Senate
  Democrats have offered to consider scaled-back reforms
  Meaningful Tort Reform was not enacted when Republicans controlled Congress and the White House
  State Tort Reforms—where the real battles are fought
  2011 legislative update
  Reforms Passed in North Carolina, Oklahoma and Tennessee, rejected in New York
  2011 courtroom update
  State Supreme courts reviewing mid-2000’s reforms in Kansas, Mississippi, Nevada and WV
  Long-standing reforms in California, Indiana and Louisiana also under review by State Supreme Courts
  2010 courtroom results
  Overturned in Georgia and Illinois
  Upheld in Maryland
  Split decision in Missouri
  Whether federal or state, we never give advance credit for untested reforms unless required by law or regulation
  We are prepared, operationally and financially, if Tort Reforms are struck down in our states
  Prices are set, and reserves established, as if there is no tort reform, until results reflect otherwise

The Potential Effects of Healthcare Reform
  No meaningful Tort Reform in the bill
  No immediate effect on the medical/legal climate
  Demonstration projects do not provide meaningful reform or immediate data
  More patients will ultimately require more physicians and
 ancillary providers
  Known: More customers for us
  We have enhanced our ability to write new classes of business through the acquisition of PICA and
 ProAssurance Mid-Continent General Underwriters
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes
  May accelerate the growing movement of insureds into
 hospital-owned practices and larger groups
  Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
  We are introducing new approaches and new products to take advantage
  Likely to hasten M&A amongst smaller insurers that lack the capacity or capability to insure hospitals or facilities

1 Bureau of Labor Statistics 2008 to 2018 Projections
 http://data.bls.gov/oep/nioem

New Products for a Changing Market
  Certitudetm program in conjunction with Ascension Health
  Largest Catholic healthcare system in the US
  38 ministry locations in 18 states
  Initial offering to ~1,000 physicians insured by an Ascension affiliate
  Now expanding to Ascension-affiliated physicians insured in the open market
  Insurance operations performed by ProAssurance
  PRA policies jointly marketed
  Coordinated claims and risk management efforts
  Financial involvement of both entities creates incentive to reduce risk
  Program enjoying widespread acceptance among targeted physicians
  Joint physician/hospital insurance product: ProControl
  Addresses the unique risk tolerance and claims-handling expectation of each insured
  Physicians largely seek claims defense to protect their reputation
  Hospitals/facilities seek to protect their reputation in different ways
  Broad interest in the market
  Alternative risk and self-insurance mechanisms
  Captive insurance and sophisticated risk sharing programs
  Risk Retention Groups for specific specialties or regions

Financial Performance and Investments

Steady Return in an Unfavorable Environment
  Meeting our long-term ROE target of 12% -14%
Components of Return on Equity (in millions)

Long-Term Financial Strength Sets Us Apart
  Ensuring the strength of our balance sheet is our top financial priority
  Financial strength differentiates us in the market
  The claims defense philosophy that differentiates us in the market leverages our financial strength

Shareholders’ Equity
Up Over 70% Since 12/31/06
Total Assets

Consolidated Operating Net Income1
Net Investment Income
Net Premiums Written
1 Excludes the after-tax effects of net realized gains or losses and guaranty fund assessments or recoupments

Capital Growth: 2006-2010
in $000’s except total equity (000,000’s)

Capital Management
  Initial Dividend Announced September 7, 2011
  $0.25/share, annualized yield 1.4%
  Record date: September 29, 2011
  Payment date: October 13, 2011

  Share Repurchase
  $106 million spent in 2010 to buy
 1.9 million shares
  $315 million spent to repurchase 6.0 million shares
 since 2005
  Proven discipline in prudently deploying
 capital
  Building the company and enhancing return
 through M&A
  Enhancing shareholder value by repurchasing
 shares at prices that build Book Value
Share Repurchase History
Conceptual Model of Projected A. M. Best BCAR Scores if
Premiums Increase
Surplus is Reduced
Excess Capital vs. Excess Capacity

Conservative Use of Debt and Low Leverage
  Low Debt to Cap Ratio
  No strain on cash flow

Debt to Equity
No Debt Prior to 2001
Strong Capital Position
  Prepared for an improving market

Investments Balance Risk vs. Return

$4 Billion Overall Portfolio
$3.6 Billion Fixed Income Portfolio
  Average duration: 4.1 years
  Average tax-equivalent yield: 4.7%
  Investment grade: 97%
  Weighted average: AA-
6/30/11
  Key actions in Q2
  Added short ABS
  Added Governments to mitigate concerns
 over spread widening
  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx

  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 13%
  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
The Yield Trap

Investing in ProAssurance

Effective, Experienced & Invested Management

  All subject to share ownership requirements

Driven to Excel / Focused on Shareholder Value
  Maintaining our profitability and book value growth
  Outstanding performance in a challenging financial market and a demanding line of insurance
  Producing sustainable shareholder value
  Finding the right M & A opportunities
  Growing Book Value per Share
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market while maintaining our leading position in the current market
  Protecting the balance sheet and preparing for the market turn

Current Prices Present a Compelling Buying Opportunity

Supplemental Discussion Materials

Performance Recognition
  Leading industry operating performance
 in 2009, ranked by Moody’s top 100
 property & casualty insurers
  ProAssurance ranks 79th by premium, but
 outperforms in key financial measures
  Fifth straight year in the Ward’s 50
  Recognition as one of the 50 top
 performing Property & Casualty
 insurance companies

Source: Moody’s - Statistical Handbook, Ward Group’s - 2010 Ward’s 50
Lower is better
Operating Ratio
PRA 2008 Rank: #1
Combined Ratio
PRA 2008 Rank: #2
Loss & LAE Ratio
PRA 2008 Rank: #5
Return on Surplus
PRA 2008 Rank: #1
PRA 2008 Rank: #5

2011 Year-to-Date Financial Highlights

	Six Months Ended June 30,
	2011	2010
Gross Premiums Written	$ 276,115	$ 255,699
Net Premiums Earned	269,140	248,825
Net Investment Income	72,457	74,709
Net Income (Includes Investment Losses)	102,790	78,493
Operating Income	98,642	81,844
Net Income per Diluted Share	$ 3.33	$ 2.40
Operating Income per Diluted Share	$ 3.20	$ 2.50

	June 30, 2011	December 31, 2010
Total Assets	$ 4,926,607	$ 4,875,056
Shareholders’ Equity	1,966,364	1,855,863

2010 Financial Highlights

	December 31
	2010	2009
Gross Premiums Written	$ 533,205	$ 553,922
Net Premiums Earned	519,107	497,543
Net Investment Income	146,380	150,945
Net Income (Includes Investment Losses)	231,598	222,026
Operating Income	219,457	215,210
Net Income per Diluted Share	$ 7.20	$ 6.70
Operating Income per Diluted Share	$ 6.82	$ 6.49
	December 31
	2010	2009
Total Assets	$ 4,875,056	$ 4,647,414
Shareholders’ Equity	1,855,863	1,704,595

ProAssurance Portfolio Detail: Asset Backed

6/30/11
Asset Backed: $743 Million
Weighted Average Rating: “AA+”
Breakdown of Agency MBS Holdings
CMBS Details Provided on Page 36
Sub-Prime: $9.1 mln Market Value (AFS)
 $1.0 mln net unrealized loss

ProAssurance Portfolio Detail: CMBS
  $90.0 million Fair Value in non-agency CMBS
  Book Value: $86 million (2% of fixed income portfolio)
  We have experienced no losses on our CMBS positions.

6/30/11

ProAssurance Portfolio Detail: Municipals

Municipals: $1.2 Billion / Average Rating is AA
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance
Weighted Average Rating: AA
6/30/11

ProAssurance Portfolio Detail: Equities & Other

Equities & Other: $189 Million
6/30/11

ProAssurance Portfolio Detail: Corporate

Corporates: $1.4 Billion
Weighted Average Rating: A
6/30/11

ProAssurance Portfolio Detail: Various
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $368 Million
Short Term: $129 Million
BOLI: $51 Million
6/30/11